UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 23, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                            13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


                 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

         As reported in Leucadia National Corporation's (the "Company") Form 10-Q for the quarter ended June 30, 2007, in June 2007, the Company completed the acquisition of ResortQuest International, Inc. ("ResortQuest Mainland"). ResortQuest Mainland is engaged in offering management services to vacation properties in beach and mountain resort locations in the continental U.S. and Canada, as well as in real estate brokerage services and other rental and property owner services. Pursuant to the terms of the stock purchase agreement, the purchase price paid for ResortQuest Mainland is subject to adjustment to reflect net working capital (as defined in the agreement) at closing, and consisted of cash and an $8,000,000 10% four-year promissory note of a subsidiary of the Company. Including estimated expenses of $1,200,000 and estimated net working capital adjustments, for accounting purposes, the aggregate purchase price is $15,000,000.

         Set forth below under item 9.01 is certain unaudited pro forma financial information for the six month period ended June 30, 2007 with respect to the Company's acquisition of ResortQuest Mainland.

Item 9.01 Financial Statements and Exhibit.

Certain Pro Forma Financial Information

         The accompanying unaudited pro forma consolidated statement of operations for the six months ended June 30, 2007 is presented to reflect the acquisition of ResortQuest Mainland (the "Acquisition") as if it had occurred on January 1, 2006. Certain of the pro forma adjustments reflect a preliminary allocation of the purchase price and necessarily involve certain estimates. The Company has not finalized its allocation of the purchase price. When finalized, any changes to the preliminary purchase price allocation could result in changes to property and equipment, intangible assets and/or goodwill; any such changes are not expected to be material to the Company.

         The accompanying unaudited pro forma consolidated statement of operations should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended June 30, 2007, and the historical combined financial statements and notes thereto of ResortQuest Mainland, which were previously filed by the Company on Form 8-K/A dated June 15, 2007. The unaudited pro forma consolidated financial statement is presented for informational purposes only and is not necessarily indicative of actual results had the acquisition of ResortQuest Mainland occurred as described in the preceding paragraph, nor does it purport to represent results of future operations.

         The unaudited pro forma consolidated statement of operations is included herein as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23, 2007
                                            LEUCADIA NATIONAL CORPORATION


                                                /s/  Barbara L. Lowenthal
                                            ---------------------------------
                                            Name:    Barbara L. Lowenthal
                                            Title:   Vice President






















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                                  EXHIBIT INDEX

99.1     Unaudited pro forma financial information.























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